UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   August 31, 2012

FRIENDFINDER NETWORKS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34622	13-3750988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Broken Sound Parkway, Suite 200
Boca Raton, Florida		33487
(Address of Principal Executive Offices)		(Zip Code)

561-912-7000
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On August 31, 2012, FriendFinder Networks Inc. released a press release in response to an inaccurate article posted on Bloomberg to clarify that it is currently in compliance with, or has waivers for, all of its debt covenants.  A copy of the article is furnished hereto as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of FriendFinder Networks Inc., dated August 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2012
FRIENDFINDER NETWORKS INC.

By:	/s/ Ezra Shashoua
Name: Ezra Shashoua
Title: Chief Financial Officer

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